UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 23, 2015

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

4200 Stone Road Kilgore, TX 75662
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (903) 983-6200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information included or incorporated by reference in Item 2.03 of this Current Report (this “Report”) on Form 8-K is incorporated by reference into this Item 1.01 of this Report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 23, 2015, Martin Operating Partnership L.P. (the "Operating Partnership"), Martin Midstream Partners L.P. (the "Partnership") and certain of their subsidiaries entered into a Fourth Amendment to the Third Amended and Restated Credit Agreement (the “Credit Agreement Amendment”), which amended that certain Third Amended and Restated Credit Agreement, dated as of March 28, 2013, by and among the Operating Partnership, as the borrower, the Partnership, certain of their subsidiaries, Royal Bank of Canada, as administrative agent and collateral agent for the Lenders and as L/C Issuer and a Lender, and the other Lenders as set forth therein, as amended (the “Credit Agreement”).

The Credit Agreement Amendment amends the Credit Agreement to, among other things, amend the definition of Consolidated EBITDA to include cash interest payments received by the Operating Partnership in respect of subordinated debt owed to it by Martin Energy Trading LLC. Additionally, the Credit Agreement Amendment permits the Partnership to purchase, redeem or otherwise acquire up to $25 million of its common units and/or senior unsecured notes, subject to compliance with certain minimum liquidity, maximum leverage and other conditions set forth in the Credit Agreement Amendment.

The Credit Agreement and its revolving credit facility are the Partnership’s primary source of liquidity and matures March 28, 2018.

This summary of material terms of the Credit Agreement Amendment is not complete, and is qualified in its entirety by the full text of the Fourth Amendment, dated June 23, 2015, to the Third Amended and Restated Credit Agreement, dated as of March 28, 2013, by and among the Partnership, the Operating Partnership, certain of their subsidiaries, Royal Bank of Canada and the other Lenders as set forth therein, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1
Fourth Amendment, dated June 23, 2015, to the Third Amended and Restated Credit Agreement, dated as of March 28, 2013, among the Partnership, the Operating Partnership, certain of their subsidiaries, Royal Bank of Canada and the other Lenders as set forth therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC,
Its General Partner

Date: June 24, 2015                 By: /s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1
Fourth Amendment, dated June 23, 2015, to the Third Amended and Restated Credit Agreement, dated as of March 28, 2013, among the Partnership, the Operating Partnership, certain of their subsidiaries, Royal Bank of Canada and the other Lenders as set forth therein.